UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)
January 30, 2007
THE SHAW GROUP INC.
(Exact name of registrant as specified in its charter)

Louisiana (State or other jurisdiction of incorporation)	1-12227 (Commission File Number)	72-110616 (IRS Employer Identification No.)
4171 Essen Lane, Baton Rouge, Louisiana 70809
(Address of principal executive offices and zip code)
(225) 932-2500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.
At the 2007 Annual Meeting of Shareholders of The Shaw Group Inc., a Louisiana corporation (the “Company”), held on January 30, 2007, the shareholders of the Company approved amendments to the Company’s Articles of Incorporation and Bylaws to eliminate the Company’s current voting structure, which gives holders of common stock five votes for every share of common stock beneficially owned continuously for four years or more. As amended, the Articles of Incorporation and Bylaws provide that each share is entitled to one vote on all matters properly submitted to shareholders for their vote, waiver, release or other action.
These amendments were described in detail in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on December 22, 2006.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On January 30, 2007, the Company and T. A. Barfield, Jr., the former President of the Company, entered into an Agreement, (the “Agreement”), effective as of November 18, 2006, (the “Effective Date”), to establish the terms and conditions of Mr. Barfield’s consulting agreement, resignation and resolution of any claims and disputes between the parties under Mr. Barfield’s Employment Agreement dated as of July 10, 2002 (the “Employment Agreement”), which is incorporated in this Current Report on Form 8-K by reference to Exhibit 10.9 to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2002.
Mr. Barfield resigned as President of the Company effective November 17, 2006, to pursue other interests, as previously reported on the Company’s Current Report on Form 8-K filed on November 14, 2006, which is incorporated by reference in this Current Report on Form 8-K.
The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The following is a summary of the terms and conditions contained in the Agreement that are material to the Company; provided that, the following summary is qualified in its entirety by the terms and provisions of the Agreement which is attached to this Current Report on Form 8-K as Exhibit 10.1. All capitalized terms used in the summary below that are not defined have the meanings ascribed to them in the Agreement.
The Agreement provides, among other things, that (1) Mr. Barfield’s Employment Agreement is terminated effective as of the close of business on the day prior to the Effective Date, and that the Consulting Term of the Agreement is from the Termination Date until November 18, 2008; (2) beginning on the Termination Date and until November 18, 2008, Mr. Barfield will provide advice and assistance to the Company, at the reasonable request of the Company, but not requiring travel beyond a 50-mile radius of Baton Rouge, Louisiana, without Mr. Barfield’s consent, which shall not be unreasonably withheld, as follows: (i) from the Effective Date through May 18, 2007, up to 20 hours per week, (ii) from May 19, 2007 through November 18, 2007, up to 10 hours per week, and (iii) from November 19, 2007, through November 18, 2008, up to ten hours per month; (3) during the Consulting Period Mr. Barfield will be paid as follows: (i) for the period from November 19, 2006, through November 18, 2007, the amount of $54,166.66 per month; and (ii) for the period from November 19, 2007, through November 18, 2008, the amount of $27,083.33 per month, in each case payable on the first day of each month and in either case, $250 per hour for each additional hour of service requested by the Company to which Mr. Barfield agrees; (4) Mr. Barfield will be reimbursed for reasonable expenses including costs for office space and for an administrative assistant, not to exceed $1,000 per month and one personal computer; (5) Mr. Barfield will, as a consultant, continue to participate in the Company’s health and medical benefit programs, unless he is eligible to participate in another employer’s benefit programs; (6) Mr. Barfield may accept full-time or other employment (not otherwise prohibited by the Noncompetition Agreement attached as Exhibit A to the Agreement) during the Consulting Period as long as his employer authorizes him to devote the above number of hours to his Consulting Services to the Company; (7) Mr. Barfield may retain the furniture, artwork and decorative items in his former office at the Company; (8) all long term incentive awards (such as stock options and restricted stock) previously granted to Mr. Barfield that were not vested as of the Termination Date are forfeited; (9) the Company will defend and indemnify Mr. Barfield for actions against him as a consultant to the Company, unless resulting from his gross negligence, willful misconduct or bad faith; (10) the Company will pay Mr. Barfield a lump sum of $1million within 15 days of the expiration of the Consulting Period, if he complies with the provisions of the Agreement, including the Nondisclosure and Noncompetition Agreement which attached as Exhibit A to the Agreement, under which Mr. Barfield has agreed to keep confidential all Confidential Information of the Company and has agreed to not solicit officers or employees of the Company and to not compete with the Company in the Restricted Area during the term of the Agreement; (11) any and claims Mr. Barfield may have been entitled to under his Employment Agreement or otherwise related to his employment with the Company are settled and released.

Item 8.01. Other Events.
At the 2007 Annual Meeting of Shareholders of the Company held on January 30, 2007, the shareholders of the Company also approved removal of the restriction upon the issuance, pursuant to the Company’s 2001Employee Incentive Compensation Plan, of 1,000,000 of the 4,000,000 shares of the Company’s common stock previously authorized by the Company’s shareholders at the 2006 Annual Meeting of Shareholders of the Company. This restriction and the proposal to remove the restriction were described in detail in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on December 22, 2006.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits. The following exhibits are filed as an Exhibit to this Current Report on Form 8-K.

10.1	Agreement by and between The Shaw Group Inc. and Thomas A. Barfield, Jr. dated January 30, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHAW GROUP INC. (Registrant)
Date: February 2, 2007	By:	/s/ Gary P. Graphia
Gary P. Graphia, Executive Vice President,
Secretary and Chief Legal Officer

THE SHAW GROUP INC.
EXHIBIT INDEX
Form 8-K
January 30, 2007

Exhibit
Number	Description

10.1	Agreement by and between The Shaw Group Inc. and Thomas A. Barfield, Jr. dated January 30, 2007.